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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) January 6, 2003

               Resources Accrued Mortgage Investors LP - Series 86
               ---------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

           00-15724                                     13-3294835
           --------                                     ----------
   (Commission File Number)                (I.R.S. Employer Identification No.)

       7 Bulfinch Place, Suite 500, Boston, Massachusetts      02114
       ----------------------------------------------------------------
            (Address of Principal Executive Offices)         (Zip Code)

                                 (617) 570-4600
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


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Item 4. Changes in Control of Registrant

     On January 17, 2003, Presidio Capital Investment Company, LLC ("PCIC"), the sole shareholder of RAM Funding, Inc., the Investment General Partner of the Registrant, sold all of the issued and outstanding shares (the "Shares") of RAM Funding, Inc. to Knight Fuller Inc. ("KFI"), the entity that has filed a Registration Statement on Form S-4 with the Securities and Exchange Commission seeking to merger the Registrant with and into KFI Properties, L.P. (the "Restructuring"). The Shares were sold for an aggregate purchase price of $2,400, which purchase price was paid in the form of promissory note secured by the Shares. Accordingly, if KFI does not satisfy its obligation on the promissory note, the ownership of the shares will revert to PCIC.

     As part of the transaction, RAM Funding, Inc. entered into an agreement with the other general partners of the Registrant pursuant to which RAM Funding Inc. was delegated the exclusive right to act on behalf of the Registrant solely in connection with the Restructuring.

     KFI is an affiliate of Sutter Opportunity Fund 2 LLC, the holder of an approximately 36.15% limited partnership interest in the Registrant.


Item 5. Other Events and Required FD Disclosure

     On January 6, 2003, the Registrant received notice that the loan encumbering its remaining property was in default for failure to pay debt service for the months of December 2002 and January 2003. As previously reported, due to the significant adverse effect on the property and the hospitality industry in general caused by the terrorist attacks of September 11th and the resulting reduction in revenue at the property, the Registrant was unable to meet its debt service payments. If the Registrant cannot negotiate a resolution to this default, it is likely that the property will be lost through foreclosure.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

    10. Agreement among Partners, dated January 17, 2003, among RAM Funding, Inc., Resources Credit Corporation, Presidio AGP Corp. and Sutter Opportunity Fund 2 LLC.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 17th day of January, 2003.


                                    Resources Accrued Mortgage Investors LP
                                     - Series 86

                                    By: Resources Capital Corp.
                                        Managing General Partner


                                        By: /s/ Michael L. Ashner
                                            ------------------------------
                                            Michael L. Ashner
                                            Chief Executive Officer



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                                  EXHIBIT INDEX


EXHIBIT                                                             PAGE NO.
-------                                                             --------
  10.    Agreement among Partners, dated January 17, 2003, among       5
         RAM Funding, Inc., Resources Credit Corporation,
         Presidio AGP Corp. and Sutter Opportunity Fund 2 LLC